Shareholders’ Meeting

January 24, 2007

Exhibit 99.2

Forward Looking Statements

Statements in this presentation which are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements.  These forward-looking statements are based on various factors  and were derived utilizing numerous important assumptions and other important factors that could cause results to differ materially from those in the forward-looking statements.  Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,”
“plans,” “may increase,” and “could” are generally forward-looking in nature and not historical facts.  An example of a forward-looking statement is any forecasted 2006 or 2007 financial information.  Factors that could cause actual results to differ materially from expectations are included in the “Cautionary Note Regarding Forward-Looking
Statements” and “Item 1A Risk Factors” in the Company’s Annual
Report on Form 10-K for the year ended December 31, 2005.

* Inside Mortgage Finance 2006 unofficial YTD results

** 2006 Automotive Fleet Magazine

Who We Are
●
Leading outsource provider of mortgage and vehicle fleet management services
●
One of the top ten retail originators of residential mortgages in U.S.*
●
Second largest fleet management provider in U.S. and Canada
combined**
●
61-year operating history – innovator in industry
●
Publicly traded on NYSE, 1978 – 1997 and again 2005-present
●
Clients include Realogy real estate brands; leading financial institutions in mortgage segment; and nearly one-third of Fortune 500 in fleet management segment
●
Key statistics (unaudited as of 12-31-06):
●
$160.2 billion mortgage loans serviced
●
Over 600,000 fleet vehicles under management

Agenda
●
Update on financial statements and
financing activities
●
2006 guidance update
●
Brief business review
●
PHH Mortgage
●
PHH Arval
●
Summary

Update on Financial Statements
●
Previously disclosed accounting issues resolved
with filing of 2005 Form 10-K
●
Working to remediate material weaknesses
●
Audit opinion included “going concern”
explanatory paragraph related to our continued
need to obtain waivers for delivery of financial
statements
●
Since then, obtained waivers on revolving credit
agreements and certain other facilities:
●
Q1 and Q2 ’06 10-Qs – 3-30-07
●
Q3 ’06 10-Q – 4-30-07
●
2006 10-K and Q1 ’07 10-Q – 6-29-07

Financing Activity Update
●
Recent Facility Renewals
●
$750 Million Sheffield (Barclays) Mortgage Warehouse
Facility for 364 days to 10/29/07
●
Increased size from $500 Million
●
Expanded loan eligibility
●
Bankruptcy remote
●
$1 Billion Bishop’s Gate CP Liquidity Facility
(Mortgage Warehouse) for 364 days to 11/30/07
●
Obtained total commitments of $1.467 billion at
renewal
●
$1 Billion Chesapeake Fleet CP Conduit Facility to
11/30/07

Incremental Fees for Audit and Consulting
●
Incremental fees and expenses for additional auditing,
financial, legal and other consulting services:
●
$12 million charged to 2005 operations
●
$12 million charged to 2006 operations
●
Additional liquidity waiver, relationship fees and
associated non-cash write-offs
●
$8 million charged to operations in 2006 ($4M cash; $4M
non-cash write-offs)
●
$12 million amortized over term of related financing
arrangements

2006 Guidance
●
October ’06: estimated consolidated pre-tax results
for the Company would be breakeven, assuming no
significant swings related to hedging portfolio
●
Today: expect consolidated pre-tax loss for the
Company of between $10M to $20M and after tax
loss of between $22M to $29M
●
Due to negative results from the servicing hedge in Q4 ‘06

PHH Mortgage – 2006 Review
●
2006 was a challenging year
●
Price competition (margin compression)
●
Downturn in overall industry
volume—closed $41B vs. plan of $48B
●
Delays in signing new outsource clients
caused by late filing of 2005 10-K

Q4 ’06      Full year
($ in billions, except average loan amount)
2006 Operating Metrics
●
Purchase closings                  $  6.1            $ 28.5
●
Refinance closings                 $  3.5            $ 12.8
●
Total closings                     $  9.6            $ 41.3
●
Number of loans closed            47,485    206,063
●
Average loan amount           $201,862       $200,238
●
Loans sold                    $ 6.7              $ 31.6
●
Avg loan servicing portfolio                 $ 160.3            $ 159.3

Industry Volume
($ Bn)

$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$458
$113
$345
$563
$173
$390
$894
$454
$440
$1,019
$534
$485
$768
$268
$500
$640
$136
$504
$785
$246
$535
$859
$249
$610
$1,454
$727
$727
$1,318
$521
$797
$1,046
$225
$821
$2,027
$1,145
$882
$2,613
$1,607
$1,006
$3,852
$2,734
$1,118
$2,791
$1,456
$1,335
$1,468
$1,512
$2,504
$1,035
$1,465
$2,329
$1,028
$1,301
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006E
2007E
Industry Purchase Volume
Industry Refinance Volume

____________________
(1)Industry volume in Billions. Source: Pre-2001, Mortgage Bankers Association; Post-2001, Fannie Mae as of January 5, 2007.

1993–1995 Down Cycle
2005–2006
■
CUNA
■
TDBankNorth
■
GE Money Bank
■
Columbia State Bank
■
Citizens Bank of
Michigan
■
Arizona FCU

1998–2000 Down Cycle
■
First Interstate
■
Wells Fargo
■
Mellon Bank
■
US Bank
■
Merrill Lynch
■
Fleet
■
PNC
■
Northern Trust
■
3 new
signings as
of 1/24
2007
Origination Market
(Industry Volume in Billions - FNMA forecast)
PHH has historically captured more market share in declining markets
Industry Volume
($ Bn)

PHH Mortgage Prospects
●
Dialogue with potential new partners
has picked up since 10-K filed
●
Signed 3 new accounts with expected
combined annual origination volume of
approximately $600M
●
Currently in discussions with 15 other
companies with annual origination
volume opportunity of approximately
$5B

Operating Improvements
●
Resized cost structure for anticipated $41B
origination volume in 2007
●
Approx. $22M reduction in operating expenses for 2007
●
Approx. $28M reduction in G&A for 2007

Assumptions for 2007-Mortgage
Segments
●
Origination Volume – $41 Billion
●
10 year Treasury – between 4.5% to 5% for 2007
●
 Industry Volume – $2.3T in 2007 vs. $2.5T in 2006
●
 PHH Market Share – 1.6% in 2007 vs. 1.5% in 2006
●
 New Signings Volume – approximately $600 Million
●
 Pricing Margins Improve – 10 bps
●
 Lower Cost to Hedge Servicing

     Risks
Opportunities
Origination Margin (5bp change)                     (15)                 15
Change in Closing Volume ($1B change)            (12)                                   12
Estimated impact on pre-tax income
($ in millions)
2007 Risks & Opportunities

PHH

US Fleet Market Share*
(Fleets >15 units)
GE
13%
PHH
9%
Wheels
4%
ARI
6%
Enterprise
3%
LeasePlan
7%
Others
13%
Unserved
45%

*Source:  2006 Automotive Fleet magazine.  Data for Fleets over 15 units.
PHH Arval Industry Overview
●
PHH is #2 commercial fleet
management company in the U.S
and Canada combined
●
Total U.S. opportunity of 6.1M
vehicles, 3.3M served vehicles in
fleets > 15 units

PHH

DUPONT
The miracles of science

ZURICH

ConAgra Foods

United Technologies

RJReynolds

Colgate World of Care

Where patients come first MERCK

RITE AID

TEXTRON

FMC®

BLACK & DECKER

Sara Lee

●
Over 100 clients have been with PHH Arval for 20 years or more
●
PHH serves nearly one-third of Fortune  500 companies
.
Customer Base

Fleet Business Platform
●
Open-end lease where residual risk is borne by the
client is the predominant asset-based product (97%)
●
Strong creditworthy client base – secured lender to the
Fortune 1000
●
Write-offs of less than 7 bps relative to assets
●
Continued evolution from asset-based to
service/fee-based business
●
Low volatility through economic cycles

Fleet Business Platform
●
Fleet industry is generally not impacted by
the cyclical rate environment
●
During 2006, we signed 38 accounts
representing approximately 22,000 units
which we expect will phase in over the next 3
to 5 years

(In thousands)	Average Units for 2006	Unit Change Compared to 2005
Leased vehicles	334	9
Maintenance cards	339	1
Fuel cards	325	4
Accident management vehicles	331	(1)
2006 Operating Metrics

●
Fleet growth expected to be flat year over year
●
Potential for additional 2007 growth from:
●
Used car residual gains
●
Expense management
●
Fuel price
PHH Arval 2007 Outlook

PHH Summary and Conclusion
●
2006 financial statement filings in process
●
Expect to become current filer by 6/30/2007
●
Mortgage segments implementing turnaround plan for 2007
●
Cost cuts have already sized business for $41 Billion
volume
●
Modest improvement in margins are already evident in
industry pricing
●
Combined mortgage segments expected to be profitable
in 2007 based on current assumptions